UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934
(Amendment No.   )

Filed by the Registrant ☑	Filed by a Party other than the Registrant ☐

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☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☑	Definitive Additional Materials

☐	Soliciting Material under Rule 14a-12

TEGNA INC.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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ADDITIONAL INFORMATION AND NOTICE REGARDING THE ANNUAL MEETING OF SHAREHOLDERS TO BE HELD ON THURSDAY, APRIL 30, 2020

The following Notice of Change of Location relates to the proxy statement (the “Proxy Statement”) of TEGNA Inc. (the “Company”), dated March 25, 2020, furnished to shareholders of the Company in connection with the solicitation of proxies by the Board of Directors of the Company for use at the Annual Meeting of Shareholders (the “Annual Meeting”) to be held on Thursday, April 30, 2020. This Notice of Change of Location is being filed with the Securities and Exchange Commission and is being made available to shareholders on or about April 20, 2020.

THE NOTICE SHOULD BE READ IN CONJUNCTION WITH THE PROXY STATEMENT.

NOTICE OF CHANGE OF LOCATION OF ANNUAL MEETING OF SHAREHOLDERS
TO BE HELD ON THURSDAY, APRIL 30, 2020
To the Shareholders of TEGNA Inc.:

Notice is hereby given that the location of the 2020 Annual Meeting of Shareholders of TEGNA Inc. (the “Company”) has been changed. As previously announced, the Annual Meeting will be held at 8:00 a.m. Eastern time on April 30, 2020. However, due to the public health impact of the COVID-19 pandemic, in accordance with state guidance and related orders, the Annual Meeting will be now held in a virtual meeting format only. You will not be able to attend the Annual Meeting in person.

Although the meeting webcast will begin at 8:00 a.m. Eastern Time on Thursday, April 30, 2020, we encourage you to access the meeting site, www.tegna-2020-annual-meeting-of-shareholders.com, prior to the start time to allow ample time to log into the meeting webcast, test your computer system, and—if you plan to vote—download and print the Annual Meeting ballot. Accordingly, the Annual Meeting site will first be accessible to registered shareholders beginning at 7:00 a.m. Eastern Time on the day of the meeting.

You must register in advance to attend the Annual Meeting. Requests for registration to attend the Annual Meeting must be received by TEGNA no later than 5:00 p.m. Eastern Time, on April 28, 2020. Shareholders may make such request to register at www.tegna-2020-annual-meeting-of-shareholders.com by following the instructions below. Instructions for how to vote by ballot at the Annual Meeting will be provided on the Annual Meeting ballot at the meeting. However, you are encouraged to vote by proxy in advance of the meeting and return your proxies by Internet or by telephone, given the circumstances relating to COVID-19, and we encourage you to vote as early as possible to avoid any processing delays. If you have already voted by proxy, you do not need to vote by ballot at the meeting, unless you intend to change your vote.

As described in the proxy materials for the Annual Meeting previously distributed, you are entitled to participate in the Annual Meeting if you were a shareholder of record as of the close of business on March 20, 2020, the record date, or if you are a proxy holder for such shareholder.

The below registration process provides the means of remote communication through which you may be deemed to be present and vote by ballot at the Annual Meeting if you desire to do so. If you have any difficulty following the registration process, please email the support team at the email address indicated on the meeting website.

Registering to Attend the Virtual Meeting as a Shareholder of Record or Proxy Holder of a Shareholder of Record

If you were a shareholder of record as of the close of business on March 20, 2020, or if you are a proxy holder for such shareholder, you may register to attend the meeting by accessing www.tegna-2020-annual-meeting-of-shareholders.com. You will need the Computershare Account Number, which appears in the upper right-hand corner of the GOLD proxy card that the record holder received in connection with the Annual Meeting (it is the number that begins with “C”), or other evidence that you were a shareholder of record as of the close of business on March 20, 2020, or are a proxy holder for such shareholder.

Registering to Attend the Virtual Meeting as a Beneficial Owner

If you were not a record holder, but were a beneficial owner, as of the close of business on March 20, 2020, you may register to attend the meeting by accessing www.tegna-2020-annual-meeting-of-shareholders.com. You will need evidence that you beneficially owned TEGNA shares as of the close of business on March 20, 2020, which may consist of a copy of any Voting Instruction Form provided by your bank, broker or other custodian, an Account Statement, or a letter or legal proxy from such custodian.

For beneficial owners who wish to vote by ballot at the Annual Meeting, you must also provide a legal proxy from your broker, bank or other custodian at the time of registration or to the Independent Inspector of Election, First Coast Results, Inc., with your ballot before the polls close at the Annual Meeting. Any Voting Instruction Form you receive in connection with the Annual Meeting is not a legal proxy. Please also note that if you do request a legal proxy from your broker, bank or other agent, the issuance of the legal proxy will invalidate any prior voting instructions you have given and will prevent you from giving any further voting instructions to your broker, bank or custodian to vote on your behalf. Consequently, you will only be able to vote by ballot at the Annual Meeting.

If you intend to vote at the annual meeting, but your legal proxy is not available at the time you register for the virtual meeting, you must follow the instructions that will be provided on the Annual Meeting ballot to ensure that the Independent Inspector of Election receives your legal proxy along with your ballot before the polls close at the Annual Meeting, in order for your vote by ballot to count.

Attending the Virtual Meeting

After registering to attend the Annual Meeting, your request will be reviewed by TEGNA’s Independent Inspector of Election. Once your registration is validated, you will be emailed a unique Confirmation Code required to access the Annual Meeting. Again, if you intend to vote by ballot at the Annual Meeting, we strongly encourage you to access the Annual Meeting site early to ensure that you have ample time to download and print the ballot, execute it and email it to the Inspector of Election before the polls close at the Annual Meeting.
An email address will be available on the meeting website for any questions on how to participate in the Annual Meeting. Questions submitted during the meeting pertinent to meeting matters will be answered during the meeting, subject to time constraints. After the Annual Meeting, the Company intends to post on its website a record of the questions submitted by shareholders. Additional information regarding the ability of shareholders to ask questions during the Annual Meeting will be included in the rules of conduct that will be available on the Annual Meeting website.

In the event of any technical disruptions that prevent the Chairperson from hosting the Annual Meeting within 30 minutes of the date and time set forth above, the meeting will be adjourned, to reconvene virtually at www.tegna-2020-annual-meeting-of-shareholders.com at 8:00 a.m. Eastern time on May 1, 2020.

Your Board of Directors unanimously recommends that you vote the GOLD proxy card FOR all of the nominees for director in Proposal 1, and FOR Proposals 2, 3 and 4. Your vote is important, no matter how many or how few shares you may own. To ensure that your shares are represented at the meeting, please vote today by telephone or via the Internet. The proxy card included with the proxy materials previously distributed will not be updated to reflect the change in location and may continue to be used to vote your shares in connection with the Annual Meeting.

We will make available a list of shareholders of record as of the record date for inspection by shareholders for any purpose germane to the meeting from April 20 through April 30, 2020 at our headquarters located at 8350 Broad Street, Tysons, VA 22102. Due to the fact that the normal business hours of our headquarters have been affected due to the COVID-19 pandemic, if you wish to inspect the list, please submit your request, along with proof of ownership, by email to shareholderlist@tegna.com. The list will also be available electronically on the meeting website during the live webcast of the 2020 Annual Meeting.

By Action of the Board of Directors,

Akin S. Harrison
Senior Vice President, General Counsel and Secretary
Tysons, Virginia
April 20, 2020

The Annual Meeting on April 30, 2020 at 8:00 a.m. Eastern Time will be available at www.tegna-2020-annual-meeting-of-shareholders.com. The proxy statement and Annual Report are available on our Investor Relations website at investors.tegna.com.